Exhibit 99.2


                    AMERIMMUNE PHARMACEUTICALS, INC.

                       CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amended Annual Report of Amerimmune
Pharmaceuticals, Inc. (the "Company") on Form 10-KSB/A for the period ended March 31, 2002, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Kenneth M. Collins, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Subsection 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Kenneth M. Collins
                                   ----------------------------
                                   Kenneth M. Collins
                                   Chief Financial Officer
                                   December 20, 2002